Exhibit 10.2

FIRST AMENDMENT TO FOURTH

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 19, 2012, is made by and among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”) and BARCLAYS BANK PLC, as the administrative agent (the “Administrative Agent”).

Recitals

Whereas, the Borrower and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of August 2, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, as Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book runners, Bank of America, N.A., JPMorgan Chase Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as Syndication Agents, UBS Securities LLC and Capital One National Association, as Senior Managing Agents, and the Administrative Agent. Unless otherwise noted herein, any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement after giving effect to this Amendment.

Whereas, the Borrower, certain Lenders and certain banks, financial institutions or other entities have delivered to the Administrative Agent that certain Incremental Facility Activation Notice and New Lender Supplement dated as of March 19, 2012 (the “Activation Notice”), pursuant to which (a) those certain banks, financial institutions or other entities (the “New Lenders”) have become Lenders under the Credit Agreement and (b) the Lenders and New Lenders party thereto agreed to make Incremental Term Loans (referred to herein as the “Series A Incremental Term Loans”) to the Borrower on the date hereof (referred to herein as the “Series A Incremental Facility Effective Date”);

Whereas, pursuant to Section 2.8(d) and the last paragraph of Section 10.1 of the Credit Agreement, the Administrative Agent and the Borrower may enter into amendments to the Credit Agreement in connection with the establishment of Incremental Term Loans, and such amendments shall not require the approval of the Lenders;

Whereas, subject to the terms and conditions set forth herein, the Administrative Agent and the Borrower are willing to amend the Credit Agreement as hereinafter set forth.

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Administrative Agent and the Borrower agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby modified and amended, as of the First Amendment Effective Date, as follows:

1.1 Amendment to Section 1.1. The definition of “Eurodollar Rate” is hereby amended to add the following at the end of such definition:

“Notwithstanding the foregoing, solely with respect to Series A Incremental Term Loans, the Eurodollar Rate shall at no time be less than 1.0%.”

1.2 Amendment to Section 1.1. The definition of “Loan Documents” is hereby amended by replacing “and the Notes” with “, the Notes, the Incremental Facility Activation Notice and New Lender Supplement dated as of March 19, 2012 and any agreement effectuating any amendment, restatement, supplement or modification to any of the foregoing”.

1.3 Amendment to Section 1.1. The definition of “Series A Incremental Facility Effective Date” and “Series A Incremental Term Loans” shall be inserted in the appropriate alphabetical order and shall be as follows:

““Series A Incremental Facility Effective Date”: March 19, 2012.”

““Series A Incremental Term Loans”: those Incremental Term Loans funded under Section 2.8 on or about the Series A Incremental Facility Effective Date.”

1.4 Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended to add clause (e) to the end of such section as follows:

“(e) Upfront Fees. The Borrower agrees to pay on the Series A Incremental Facility Effective Date to the Administrative Agent for the benefit of those Lenders (including New Lenders) providing Series A Incremental Term Loans on the Series A Incremental Facility Effective Date closing fees to each such Lender (including each New Lender) as fee compensation for the funding of such Lender’s (including each New Lender) Series A Incremental Term Loans in an amount equal to 1.0% of the stated principal amount of such Lender’s (including each New Lender) Series A Incremental Term Loans funded on the Series A Incremental Facility Effective Date.”

1.5 Amendment to Section 2. Section 2 of the Credit Agreement is hereby amended to add Section 2.28 thereto as follows:

“2.28 Prepayment Premium. Notwithstanding any other provision contained in this Agreement to the contrary, in the event all or any portion of the Series A Incremental Term Loans is subject to a Repricing Event, the Borrower shall pay or cause to be paid to each Lender whose Series A Incremental Term Loans are prepaid or repaid in whole or in part, or which is required to assign any of its Series A Incremental Term Loans pursuant to Section 2.25(d) in connection with such Repricing Event, an amount equal to 1.0% of the amount of such Lender’s Series A Incremental Term Loans so prepaid, repaid or assigned if such Repricing Event occurs prior to the first anniversary of the Series A Incremental Facility Effective Date. “Repricing Event” means (a) any prepayment or repayment of Series A Incremental Term Loans with the proceeds of, or any conversion of such Series A Incremental Term Loans into, any new or replacement tranche of term loans bearing interest at an “effective” interest rate that is less than the “effective” interest rate then applicable to the Series A Incremental Term Loans and (b) any amendment or other modification of this Agreement that, directly or indirectly, reduces the “effective” interest rate applicable to the Series A Incremental Term Loans (with “effective” interest rate for all purposes of this Section 2.28 to give effect to all upfront or similar fees or original issue discount (in each case, with original issue discount and upfront or similar fees, which shall be deemed to constitute like amounts of original issue discount, being equated to interest margins in a manner consistent with generally accepted financial practice based on an assumed four-year life to maturity), the relevant Applicable Margin, and any “LIBOR” floor or “Base Rate” floor but excluding arrangement, syndication, structuring or like fees payable in connection therewith that are not shared with all lenders). Determination of the “effective” interest rate shall be made by Administrative Agent in a manner determined by it to be consistent with accepted financial practice; provided that Administrative Agent shall have no obligation to make any such determination absent a request therefor by Borrower; provided further that Borrower and each Lender hereby agree that Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by Borrower or such Lender as a result of such determination.”

1.6 Amendment to Section 7.1(b). Section 7.1(b) of the Credit Agreement (Financial Condition Covenants—Consolidated Total Leverage Ratio) is hereby amended by adding an additional row at the end of the table provided in such section as follows:

September 30, 2016 and thereafter	4.50 to 1.00

1.7 Amendment to Section 7.1(c). Section 7.1(c) of the Credit Agreement (Financial Condition Covenants—Minimum Consolidated Interest Coverage Ratio) is hereby amended by adding an additional row at the end of the table provided in such section as follows:

September 30, 2016 and thereafter	2.00 to 1.00

Section 2. Representations and Warranties of the Borrower. In order to induce the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders that:

2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

2.3 No Default. After giving effect to this Amendment, no event has occurred, is continuing, or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the First Amendment Effective Date (except for those representations and warranties that speak as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

Section 3. Conditions to Effectiveness of this Amendment and to the Series A Incremental Facility Effective Date. This Amendment, the consents and approvals contained herein, and the requirement for Lenders to fund the Series A Incremental Term Loans, shall be effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions has been satisfied:

3.1 Execution of Amendment. The Borrower and the Administrative Agent shall have executed and delivered this Amendment.

3.2 Execution of Subsidiary Guarantor Consent. Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.

3.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date after giving effect to this Amendment (except for those representations and warranties that speak as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

3.4 No Default. After giving effect to this Amendment and the extension of credit to be made on such date, and the application of the proceeds of such extension of credit, no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.

3.5 Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent or JPM (as defined below), advisable in connection with the transactions contemplated by this Amendment and the amendments to the other Loan Documents, if any, shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the amendments contemplated hereby.

3.6 Pro Forma Compliance. After giving effect to the making of the Series A Incremental Term Loans as of the date hereof, the Borrower is in compliance on a pro forma basis with the provisions of Section 7.1 (determined as of the last day of the most recent fiscal quarter for which financial statements are required to be delivered under Section 6.1(a) or Section 6.1(b) as if such Incremental Loans had been funded and the application of such proceeds had occurred on such last day).

3.7 Compliance with Section 2.8(c). The terms of such Incremental Facility and the applicable Incremental Loans are in compliance with Section 2.8(c) of the Credit Agreement.

3.8 Legal Opinions. The Borrower shall have delivered to the Administrative Agent and the Lead Arrangers (as defined below) a legal opinion of each such special or local counsel as may be reasonably requested by the Administrative Agent or JPM with respect to the Series A Incremental Term Loans, this Amendment, the Activation Notice and any related amendments to any of the Mortgages (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Amendment and the Activation Notice and the other Loan Documents as amended or otherwise modified in connection therewith and the validity of the Liens and Guarantees in respect of the Obligations after giving effect to the Activation Notice and this Amendment). Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as are customary for similar transactions.

3.9 Real Estate Matters. The Borrower shall have delivered to the Administrative Agent (a) title and extended coverage insurance for each real property Collateral covering the amount of the Series A Incremental Term Loans containing such endorsements and affirmative coverage as the Administrative Agent or JPM may reasonably request and (b) such fully executed modifications to the Mortgages as the Administrative Agent may reasonably request.

3.10 Activation Notice. The Incremental Facility Effective Date shall not occur prior to five (5) Business Days (or such shorter period as shall be agreed by the Administrative Agent and JPM (as defined below)) after the date which the Administrative Agent receives an Activation Notice fully executed by each of the relevant parties thereto.

3.11 Issuance of Permitted Refinancing Subordinated Obligations, New Subordinated Obligations or Permitted Senior Unsecured Obligations. The Borrower shall substantially contemporaneously with the incurrence of the Series A Incremental Term Loans have issued Permitted Refinancing Subordinated Obligations, New Subordinated Obligations or Permitted Senior Unsecured Obligations on terms and in amounts to be agreed.

3.12 Incremental Facility Effective Date Certificate. The Borrower shall have delivered to the Administrative Agent an officer’s certificate signed by a Responsible Officer as to the satisfaction of each of the foregoing conditions, in form and substance reasonably satisfactory to the Administrative Agent.

3.13 First Amendment Effective Date Certificates. The Administrative Agent shall have received a certificate of each Loan Party, dated the First Amendment Effective Date, substantially in the form of Exhibit K to the Credit Agreement (as modified for the First Amendment), with appropriate insertions and attachments (it being understood and agreed that if a Responsible Officer of a Loan Party certifies there have been no changes to the constituent documents of such Loan Party since August 2, 2011, the constituent documents of such Loan Party need not be attached to such certificate).

3.14 Borrowing Notice. In accordance with Section 2.1(a) and Section 2.2 of the Credit Agreement, the Borrower shall have delivered to the Administrative Agent a fully executed Borrowing Notice within the relevant time periods set forth therein.

3.15 Fees. The Borrower shall have paid to (a) J.P. Morgan Securities LLC (“JPM”), Banc of America Securities LLC, Barclays Capital, Credit Agricole Securities (USA) Inc. and Deutsche Bank Securities Inc., in their capacity as the lead arrangers for the Series A Incremental Term Loans (the foregoing entities, collectively with JPM, the “Lead Arrangers”), UBS Investment Bank, Capital One Southcoast and Wells Fargo Bank, N.A., in their capacity as the documentation agents for the Series A Incremental Term Loans (the foregoing entities, collectively, the “Documentation Agents”), in each case for their respective benefit, the fees in the amounts and on the dates previously agreed, (b) the

Administrative Agent, for the benefit of the Lenders funding Series A Incremental Term Loans, the fees and expenses set forth herein and otherwise due under the Credit Agreement and (c) counsel for JPM and the Administrative Agent all fees and all expenses for which invoices have been presented, on or before the First Amendment Effective Date. All such amounts will be paid with proceeds of Series A Incremental Term Loans made on the First Amendment Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the First Amendment Effective Date.

3.16 Solvency Certificate. The Administrative Agent shall have received a satisfactory solvency certificate and analysis by the chief financial officer of the Borrower in a form reasonably acceptable to the Administrative Agent, which shall document the solvency of the Borrower and its Restricted Subsidiaries considered as a whole after giving effect to the transactions contemplated hereby, in form and substance reasonably satisfactory to the Lenders.

Section 4. Effect Of Amendment; Ratification. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby and all references to Obligations shall include the Series A Incremental Term Loans. Furthermore, and without limiting the foregoing, each of the Borrower and the Administrative Agent on behalf of the Lenders acknowledges and agrees that the Guarantee Obligations of each of the Guarantors under the Subsidiary Guaranty include any and all Obligations of the Borrower under the Credit Agreement as amended, modified or supplemented by this Amendment and the Activation Notice, including, without limitation, the payment of the Series A Incremental Term Loans (pursuant to the terms hereof, the Activation Notice and the other Loan Documents as so amended, modified or supplemented hereby and thereby), which shall be secured by each of the Mortgages to which any Guarantor is a party and shall constitute “Secured Obligations” thereunder. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

Section 5. Borrower Confirmation. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

Section 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. No Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

Section 8. Integration. The Credit Agreement and the other Loan Documents (as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arrangers, the Documentation Agents or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

Section 9. Captions. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.

Section 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWER:

PINNACLE ENTERTAINMENT, INC., a Delaware corporation

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

First Amendment Signature Page

ADMINISTRATIVE AGENT:

BARCLAYS BANK PLC

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Assistant Vice President

First Amendment Signature Page

Exhibit A

CONSENT OF GUARANTORS

March 19, 2012

Reference is hereby made to that certain FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of the date hereof, by and among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”) and BARCLAYS BANK PLC, as the administrative agent (the “Administrative Agent”). Any terms defined in the Amendment or in the Credit Agreement (as defined in the Amendment) and not defined in this consent are used herein as defined in the Amendment or in the Credit Agreement after giving effect to the Amendment and the Activation Notice.

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the Amendment, (b) acknowledges that notwithstanding the execution and delivery of the Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected, the Subsidiary Guaranties continue in full force and effect and the Series A Incremental Term Loans shall constitute Obligations that are covered by the Subsidiary Guaranties and (c) ratifies its Subsidiary Guaranty and each of the Loan Documents, including the Liens granted thereunder, to which it is a party.

Furthermore, and without limiting the foregoing, each of the Guarantors acknowledges and agrees (a) with the provisions of Section 4 of the Amendment and (b) that the Guarantee Obligations of each of the Guarantors under the Subsidiary Guaranty include any and all Obligations of the Borrower under the Credit Agreement as amended, modified or supplemented by the Amendment and the Activation Notice, including, without limitation, the payment of the Series A Incremental Term Loan (pursuant to the terms of the Amendment, the Activation Notice and the other Loan Documents as so amended, modified or supplemented), which Guarantee Obligations shall be secured by each of the Mortgages to which any Guarantor is a party and shall constitute “Secured Obligations” thereunder.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of day first set forth above.

BILOXI CASINO CORP., a Mississippi corporation CASINO MAGIC CORP., a Minnesota corporation

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Chief Financial Officer

CASINO ONE CORPORATION, a Mississippi corporation
PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By: /s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Executive Officer

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By: /s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

	By:		/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:		/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC, its Managing Partner

	By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 7, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

Consent of Guarantors to First Amendment

PNK Development 8, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 9, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (OHIO), LLC, an Ohio limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (OHIO) II, LLC, an Ohio limited liability company

By:	PNK (Ohio), LLC, its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Vice President and Treasurer

PNK (OHIO) III, LLC, an Ohio limited liability company

By:	PNK (Ohio), LLC, its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Vice President and Treasurer

Consent of Guarantors to First Amendment

PNK (SCB), L.L.C., a Louisiana limited liability company

By: PNK Development 7, LLC, its sole member

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

PNK (STLH), LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

President Riverboat Casino-Missouri, Inc., a Missouri corporation

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Chief Financial Officer and Treasurer

PNK (River City), LLC, a Missouri limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:	/s/ John A. Godfrey
Name: John A. Godfrey
Title: Manager

Consent of Guarantors to First Amendment